EXHIBIT 32
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          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
              AS ADOPTED PURSUANT TO SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002
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     The following statement is provided by the undersigned with respect to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of KAANAPALI LAND, LLC.




    By: /s/  Gary Nickele               By: /s/  Gailen J. Hull
        ---------------------------         ---------------------------
        Gary Nickele                        Gailen J. Hull
        Chief Executive Officer             Chief Financial Officer and
                                            Chief Accounting Officer